Exhibit 10.4

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Amendment”) is entered into as of May 30, 2014 by and among PECO Energy Company (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), the LC Issuers party hereto and the other financial institutions signatory hereto (the “Lenders”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of March 23, 2011 (as further amended, restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent, the LC Issuers and the Lenders party hereto wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement shall be amended as follows:

(a) The following definitions are hereby inserted in the appropriate alphabetical locations into Section 1.01:

(i) “Amendment No. 3” means that certain Amendment No. 3 to the Credit Agreement dated as of May 30, 2014.

(b) The following definition appearing in Section 1.01 is hereby amended and restated in its entirety as follows:

(i) “Termination Date” means, for any Lender, the earlier of (i) (x) for any Declining Lender, August 10, 2018 or (y) for any Extending Lender which is party to this Amendment, May 30, 2019, or (ii) the date on which such Lender’s Commitment is terminated or reduced to zero in accordance with the terms hereof.

2. Waiver and Consent.

(a) Pursuant to Section 8.01 of the Credit Agreement, the Borrower, the Administrative Agent and the Majority Lenders hereby waive (i) the notice requirements set forth in Sections 2.17.1, 2.17.2 and 2.17.3 of the Credit Agreement and (ii) the limitation on the Existing Termination Date being extended to no later than one year from the Existing Termination Date and the limitation on the extended Termination Date being no later than the seventh anniversary of the Extension Date, in each case, as set forth in Section 2.17.1 of the Credit Agreement.

(b) Each Lender party hereto hereby agrees to extend the scheduled Termination Date for its Commitments and Advances to May 30, 2019. Each such Lender is an “Extending Lender”, and each Lender which is not a party hereto is deemed a “Declining Lender”, in each case, for the purposes of the Credit Agreement.

(c) Pursuant to Section 2.17.6(c) of the Credit Agreement, each LC Issuer party hereto hereby consents to this Amendment.

3. Effectiveness. This Amendment shall become effective on the date hereof when and if each of the following conditions is satisfied:

(a) The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Borrower, the Administrative Agent, LC Issuers and Lenders constituting Majority Lenders.

(b) Each of the Administrative Agent, the LC Issuers and the Lenders shall have received payment of all fees and expenses then due and payable to the Administrative Agent, each LC Issuer and the Lenders, respectively, subject to the Borrower receiving, to its satisfaction, an invoice of such amount at least three days prior to the date hereof.

(c) No Event of Default or Unmatured Event of Default shall have occurred and be continuing on the date hereof and after giving effect to this Amendment.

(d) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct on and as of the date hereof and after giving effect to this Amendment, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(e) Each LC Issuer shall have consented to this Amendment.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as expressly amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Borrower or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference to the Credit Agreement to “This Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

(c) The provisions set forth in Sections 8.04, 8.09, 8.10 and 8.13 of the Credit Agreement are hereby incorporated into this Amendment mutatis mutandis.

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5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

PECO ENERGY COMPANY

/s/ Stacie M. Frank
Stacie M. Frank
Assistant Treasurer

Amendment No. 3 to Credit Agreement – PECO Energy Company

JPMORGAN CHASE BANK, N.A., as Administrative Agent

/s/ Juan Javellana
Juan Javellana
Executive Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

BNP PARIBAS, as a LC Issuer

/s/ Theodore Sheen
Theodore Sheen
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

THE BANK OF NOVA SCOTIA, as a LC Issuer

/s/ Thane Rattew
Thane Rattew
Managing Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

THE ROYAL BANK OF SCOTLAND PLC, as a LC Issuer

/s/ Tyler J. McCarthy
Tyler J. McCarthy
Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

JPMORGAN CHASE BANK, N.A., as a LC Issuer

/s/ Juan Javellana
Juan Javellana
Executive Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

Citibank, N.A., as a LC Issuer

/s/ Amit Vasani
Amit Vasani
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

BARCLAYS BANK PLC, as a LC Issuer

/s/ Vanessa Kurbatskiy
Vanessa Kurbatskiy
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a LC Issuer

/s/ Chi-Cheng Chen
Chi-Cheng Chen
Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

Bank of America, N.A., as a LC Issuer

/s/ William Merritt
William Merritt
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

Wells Fargo Bank, N.A. as a LC Issuer

/s/ Shawn Young
Shawn Young
Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

Bank of America, N.A., as a Lender

/s/ William Merritt
William Merritt
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

THE BANK OF NEW YORK MELLON, as a Lender

/s/ Mark W. Rogers
Mark W. Rogers
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

/s/ Anju Abraham
Anju Abraham
Authorized Signatory

/s/ Robert Casey
Robert Casey
Authorized Signatory

Amendment No. 3 to Credit Agreement – PECO Energy Company

U.S. BANK NATIONAL ASSOCIATION, as a Lender

/s/ Eric J. Cosgrove
Eric J. Cosgrove
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

TD Bank, N.A., as a Lender

/s/ David Perlman
David Perlman
Senior Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

/s/ Shuji Yabe
Shuji Yabe
Managing Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

ROYAL BANK OF CANADA, as a Lender

/s/ Rahul D. Shah
Rahul D. Shah
Authorized Signatory

Amendment No. 3 to Credit Agreement – PECO Energy Company

PNC Bank, National Association, as a Lender

/s/ Jon R. Hinard
Jon R. Hinard
Senior Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

MORGAN STANLEY BANK, N.A., as a Lender

/s/ Michael King
Michael King
Authorized Signatory

Amendment No. 3 to Credit Agreement – PECO Energy Company

Mizuho Bank, Ltd., as a Lender

/s/ Leon Mo
Leon Mo
Authorized Signatory

Amendment No. 3 to Credit Agreement – PECO Energy Company

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

/s/ Ramal L. Moreland
Ramal L. Moreland
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

KeyBank National Association, as a Lender

/s/ Sherrie I. Manson
Sherrie I. Manson
Senior Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

The Huntington National Bank, as a Lender

/s/ Lori Cummins-Meyer
Lori Cummins-Meyer
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

THE BANK OF NOVA SCOTIA, as a Lender

/s/ Thane Rattew
Thane Rattew
Managing Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

/s/ Tyler J. McCarthy
Tyler J. McCarthy
Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

The Northern Trust Company, as a Lender

/s/ Keith Burson
Keith Burson
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

JPMORGAN CHASE BANK, N.A., as a Lender

/s/ Juan Javellana
Juan Javellana
Executive Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

GOLDMAN SACHS BANK USA, as a Lender

/s/ Mark Walton
Mark Walton
Authorized Signatory

Amendment No. 3 to Credit Agreement – PECO Energy Company

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

/s/ Michael Spaight
Michael Spaight
Authorized Signatory

/s/ Tyler R. Smith
Tyler R. Smith
Authorized Signatory

Amendment No. 3 to Credit Agreement – PECO Energy Company

Credit Agricole Corporate & Investment Bank, as a Lender

/s/ Darrell Stanley
Darrell Stanley
Managing Director

/s/ Michael Willis
Michael Willis
Managing Director

Amendment No. 3 to Credit Agreement – PECO Energy Company

Citibank, N.A., as a Lender

/s/ Amit Vasani
Amit Vasani
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

BNP PARIBAS, as a Lender

/s/ Denis O’Meara
Denis O’Meara
Managing Director

/s/ Theodore Sheen
Theodore Sheen
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

BARCLAYS BANK PLC, as a Lender

/s/ Vanessa Kurbatskiy
Vanessa Kurbatskiy
Vice President

Amendment No. 3 to Credit Agreement – PECO Energy Company

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

/s/ Chi-Cheng Chen
Chi-Cheng Chen
Director

Amendment No. 3 to Credit Agreement – PECO Energy Company